                                                                    Exhibit 99.1

NuCO2 Inc.
2800 SE Market Place, Stuart, Florida  34997
www.nuco2.com
email:  investor_relations@nuco2.com
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE               CONTACTS:   MICHAEL E. DEDOMENICO
                                                CHAIRMAN AND CEO
                                                ROBERT R. GALVIN
                                                CFO AND EXECUTIVE VICE PRESIDENT
                                                (772) 221-1754

                NUCO2 INC. REPORTS GAINS IN FIRST QUARTER RESULTS
                                    - - - - -
                   OPERATING CASH FLOW INCREASES SIGNIFICANTLY

STUART,  FLORIDA,  November  5, 2007 - NuCO2 Inc.  (NASDAQ:  NUCO),  the largest supplier in the U.S. of bulk CO2 systems and services for  carbonating  fountain beverages,  today reported  operating results for the fiscal first quarter ended
September  30, 2007,  in line with the Company's  fiscal 2008  strategic  growth plan.

         o  Total revenues for the quarter  amounted to $34.9 million,  compared with $32.4 million in the corresponding year-ago period, an increase of 8.0%.

         o  Gross profit  increased to $18.3  million from $17.6  million in the prior year's first  quarter and, as a percentage  of total  revenues was 52.3% as  compared to 54.3% in the  year-ago  same  period.  The percentage  change  represents  increased  expenses for  accelerated equipment  upgrades offset by  productivity  gains in delivery costs during the first quarter.

         o  Selling, general and administrative expenses (SG&A) amounted to $6.4 million, compared with $6.6 million in the prior year period, and as a  percentage  of  total  revenues  improved  to  18.2%  from  20.3%
            reflecting  increased  efficiencies,  particularly  in  selling  and marketing expenses.

         o  EBITDA   (earnings   before   interest,   taxes,   depreciation  and
            amortization), which the Company regards as useful information as to liquidity,  excluding  non-cash stock option expense,  totaled $11.7 million in the quarter, compared with $11.3 million a year ago.

         o  Fully diluted net income per share for the fiscal 2008 first quarter rose 25% to $0.20, from $0.16 a year ago.

         o  Operating cash flow for the quarter  amounted to $13.0  million,  up from $8.8 million in the corresponding  year-ago period, an increase of 47%, reflecting gains in income and working capital, particularly reductions in accounts receivable.

         o  Free cash flow,  defined as cash flow from  operations  less capital expenditures,  amounted to $8.1 million for the quarter, compared to
            $0.5 million in the year ago period.

         o  Capital  expenditures  for the  quarter  amounted  to $4.8  million, compared  to $8.3  million a year ago,  a  reduction  of 41.6%.  The reduction in capex is in line with the Company's  program to improve asset utilization and reduce tank purchases,  in part by accelerated tank  recoveries and tank  refurbishing.

         o  A total of 274,195 common shares were  repurchased by the Company at a cost of $7.1 million  during the quarter as part of the  Company's previously  announced $50 million share  repurchase plan. To date, a total of 1,180,304  common shares have been repurchased at a cost of approximately  $29.6 million.  The share  repurchases  were financed from free cash flow.

         "The quarter's  results were solidly on track with our plan and reflect gains in  operational  productivity,  asset  management  and providing the highest quality customer service,  while strengthening  operating and free cash flow," said  Michael E.  DeDomenico,  Chairman  and CEO.  "During the
      quarter,  we continued to achieve targeted gains in adding to our customer roster while refining and strengthening our customer base in line with our strategic focus on higher quality accounts."

ABOUT NUCO2

      NuCO2 Inc. is the leading and only national  provider of bulk CO2 products and services to the U.S.  fountain  beverage  industry.  With service  locations within reach of virtually all of the fountain  beverage users in the Continental
U.S., NuCO2's  experienced  professionals  comprise the largest network of sales and support  specialists in the industry  serving  national  restaurant  chains, convenience stores,  theme parks and sports and entertainment  complexes,  among others. NuCO2's revenues are largely derived from the installation,  maintenance and rental of bulk CO2 systems and  delivery  of beverage  grade CO2,  which are increasingly  replacing high pressure CO2, until now the traditional  method for carbonating  fountain  beverages.  The  technology  offers  consistent  quality, greater  ease of  operation,  and  heightened  efficiency  and safety  utilizing permanently  installed on-site  cryogenic storage tanks.  NuCO2 provides systems and  services  that  allow  its  customers  to spend  more  time  serving  their customers. Visit the Company's website at WWW.NUCO2.COM.

CONFERENCE CALL

      A conference  call to report  operating  results for the fiscal 2008 first quarter will be held tomorrow,  Tuesday, November 6, 2007, at 11:00 a.m. Eastern
Time. It can be accessed over the Internet via NuCO2's website at www.nuco2.com.
To listen to the live call,  please go to the website at least  fifteen  minutes early to register,  download and install any necessary audio software. For those who cannot listen to the live  broadcast,  a replay will be available on NuCO2's website shortly after the call.

      STATEMENTS  CONTAINED  IN THIS  PRESS  RELEASE  CONCERNING  THE  COMPANY'S
OUTLOOK,  COMPETITIVE  POSITION AND OTHER  STATEMENTS OF  MANAGEMENT'S  BELIEFS,
GOALS AND EXPECTATIONS ARE  "FORWARD-LOOKING  STATEMENTS"  WITHIN THE MEANING OF
SECTION 27A OF THE  SECURITIES  ACT OF 1933 AND  SECTION  21E OF THE  SECURITIES
EXCHANGE  ACT OF 1934,  AND ARE  SUBJECT TO RISKS AND  UNCERTAINTIES  THAT COULD
CAUSE ACTUAL RESULTS TO DIFFER  MATERIALLY FROM THOSE EXPRESSED IN OR IMPLIED BY
THE  STATEMENTS.  WITH  RESPECT  TO SUCH  FORWARD-LOOKING  STATEMENTS,  WE CLAIM
PROTECTION  UNDER THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF 1995. THESE
RISKS AND  UNCERTAINTIES  INCLUDE,  BUT ARE NOT  LIMITED  TO, THE ABILITY OF THE
COMPANY TO ADD NEW ACCOUNTS,  COMPETITION AND FUTURE OPERATING PERFORMANCE.  THE
COMPANY  DISCLAIMS ANY OBLIGATION TO UPDATE ANY  FORWARD-LOOKING  STATEMENT AS A
RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS PRESS RELEASE.

                                       ###

                                          NUCO2 INC.
                                   CONDENSED BALANCE SHEETS
                                        (IN THOUSANDS)

         ASSETS                                                September 30, 2007   June 30, 2007
                                                               ------------------   -------------
Current assets:
    Cash and cash equivalents                                      $    246           $    343
    Trade accounts receivable, net of allowance for doubtful
      accounts of $735 and $1,004, respectively                      12,130             11,823
    Inventories                                                         320                297
    Prepaid insurance expense and deposits                            3,416              3,121
    Prepaid expenses and other current assets                         1,095              1,412
    Deferred tax assets  current portion                              8,262              8,264
                                                                   --------           --------
         Total current assets                                        25,469             25,260
                                                                   --------           --------

Property and equipment, net                                         121,764            122,364
                                                                   --------           --------

    Goodwill & other intangible assets, net                          38,648             39,180
    Deferred tax assets                                               1,970              3,813
    Other                                                               225                221
                                                                   --------           --------
         Total other assets                                          40,843             43,214
                                                                   --------           --------

         Total assets                                              $188,076           $190,838
                                                                   ========           ========

         LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                               $  8,225           $  6,061
    Accrued expenses & other current liabilities                      5,524              5,889
                                                                   --------           --------
         Total current liabilities                                   13,749             11,950

Longterm debt                                                        33,000             34,750
Customer deposits                                                     4,270              4,246
                                                                   --------           --------
               Total liabilities                                     51,019             50,946

Total shareholders' equity                                          137,057            139,892
                                                                   --------           --------
Total liabilities & shareholders' equity                           $188,076           $190,838
                                                                   ========           ========

                                            NUCO2 INC.
                                       STATEMENTS OF INCOME
                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                            Three Months Ended
                                                                              September 30,
                                                                          ----------------------
                                                                            2007          2006
                                                                          -------       -------
Revenues:
    Product sales                                                         $23,393       $21,551
    Equipment rentals                                                      11,540        10,805
                                                                          -------       -------
Total revenues                                                             34,933        32,356
                                                                          -------       -------

Costs and expenses:
    Cost of products sold, excluding depreciation & amortization           14,532        13,986
    Cost of equipment rentals, excluding depreciation & amortizatiion       2,132           791
    Selling, general and administrative expenses                            6,370         6,557
    Depreciation and amortization                                           5,023         4,845
    Loss on asset disposal                                                    946           442
                                                                          -------       -------
                                                                           29,003        26,621
                                                                          -------       -------

Operating income                                                            5,930         5,735

Interest expense                                                              580           576
                                                                          -------       -------

Income before provision for income taxes                                    5,350         5,159
    Provision for income tax                                                2,360         2,640
                                                                          -------       -------
Net income                                                                $ 2,990       $ 2,519
                                                                          =======       =======

Weighted average number of common and common
    equivalent shares outstanding
         Basic                                                             14,843        15,675
                                                                          =======       =======
         Diluted                                                           15,172        16,042
                                                                          =======       =======

Net income per basic common share                                         $  0.20       $  0.16
                                                                          =======       =======
Net income per diluted common share                                       $  0.20       $  0.16
                                                                          =======       =======

RECONCILIATION  OF GAAP NET  INCOME  TO  NON-GAAP  MEASURES  EBITDA  AND  EBITDA
EXCLUDING STOCK OPTION EXPENSE

                                                   September 30,
                                                 2007        2006
                                              --------    --------
Net income                                    $  2,990    $  2,519
Interest expense                                   580         576
Depreciation & amortization                      5,023       4,845
Provision for income taxes                       2,360       2,640
                                              --------    --------
  EBITDA                                      $ 10,953    $ 10,580

  Noncash option expense                           756         699
                                              --------    --------

  EBITDA excluding stock option expense       $ 11,709    $ 11,279
                                              ========    ========

Cash flows provided by (used in):
  Operating activities                        $ 12,979    $  8,835
  Investing activities                        $ (4,849)   $ (8,302)
  Financing activities                        $ (8,227)   $   (402)

Earnings before interest, taxes, depreciation and amortization ("EBITDA") is one of the principal  financial measures by which the Company measures its financial performance.  EBITDA  is a  widely  accepted  financial  indicator  used by many investors, lenders and analysts to analyze and compare companies on the basis of operating  performance,  and the Company  believes that EBITDA  provides  useful information  regarding  the  Company's  ability  to  service  its debt and other obligations.  However, EBITDA does not represent cash flow from operations,  nor has it been  presented  as a  substitute  to  operating  income or net income as indicators of the Company's operating  performance.  EBITDA excludes significant costs of doing  business  and  should not be  considered  in  isolation  or as a substitute for measures of performance  prepared in accordance  with  accounting principles generally accepted in the United States of America. In addition,  the
Company's  calculation of EBITDA may be different from the  calculation  used by its  competitors,  and therefore  comparability  may be affected.  The Company's lender also uses EBITDA to assess the Company's  compliance with debt covenants.
These  financial  covenants are based on a measure that is not  consistent  with accounting  principles generally accepted in the United States of America.  Such measure is EBITDA (as defined) as modified by certain defined adjustments.